Inventory and Floor Plan Notes Payable	12 Months Ended
Dec. 31, 2020
Inventory and Floor Plan Notes Payable
Inventory and Floor Plan Notes Payable

Note 7 — Inventory and Floor Plan Notes Payable

Inventory consists of the following as of December 31, 2020 and 2019:

	2020	2019
Used vehicles	$11,202	$7,592
Parts	—	33
Total	$11,202	$7,625

As of December 31, 2020, the Company has a $12,000 revolving floor plan facility with Automotive Finance Corporation (“AFC”) to finance the acquisition of used vehicle inventory. Borrowings under this facility accrue interest at a variable rate based on the most recent prime rate plus 2.00% per annum. The weighted average interest rate on the floor plan notes payable was 5.25% and 6.75% as of December 31, 2020 and 2019, respectively.

Floor plan notes payable are generally due upon the sale of the related used vehicle inventory.